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                                                                  EXHIBIT 1.1(b)

                        HORACE MANN EDUCATORS CORPORATION

                                EQUITY SECURITIES

                             UNDERWRITING AGREEMENT

                                                             ____________, 20___

To the Representatives of the
       several Underwriters named in the
       respective Pricing Agreements
       hereinafter described.

Ladies and Gentlemen:

         From time to time Horace Mann Educators Corporation, a Delaware corporation (the "COMPANY"), proposes to enter into one or more Pricing Agreements (each a "PRICING AGREEMENT") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "UNDERWRITERS" with respect to such Pricing Agreement and the securities specified therein) certain shares of its common stock or preferred stock (the "SHARES") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "FIRM SHARES"). If specified in such Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of shares, specified in such Pricing Agreement as provided in Section 3 hereof (the "OPTIONAL SHARES"). The Firm Shares and the Optional Shares, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof are herein collectively called the "DESIGNATED SHARES".

         The terms and rights of any particular issuance of Designated Shares shall be as specified in the Pricing Agreement relating thereto.

         1. Particular sales of Designated Shares may be made from time to time to the Underwriters of such Shares, for whom the firms designated as representatives of the Underwriters of such Shares in the Pricing Agreement relating thereto will act as representatives (the "REPRESENTATIVES"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Shares or as an obligation of any of the Underwriters to purchase any of the Shares. The obligation of the Company to issue and sell any of the Shares and the obligation of any of the Underwriters to purchase any of the Shares shall be evidenced by the Pricing Agreement with respect to the Designated Shares specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Shares, the maximum number of Optional Shares, if any, the initial public offering price of such Designated Shares or the manner of determining such price, the purchase price to the Underwriters of such Designated Shares, the names of the Underwriters of such Designated Shares, the names of the Representatives of such

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Underwriters, the number of such Designated Shares to be purchased by each
Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm Shares and Optional Shares, if any, and payment therefor. The Pricing Agreement also shall specify, to the extent not set forth in the registration statement and prospectus with respect thereto, the terms of such Designated Shares. A Pricing Agreement shall be in the form of an executed writing, which may be in counterparts, and may be evidenced by an exchange of email communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) A registration statement on Form S-3 (File No 333-_______) (the "INITIAL REGISTRATION STATEMENT") in respect of the Shares has been filed with the Securities and Exchange Commission (the "COMMISSION"). The Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form. Other than a registration statement, if any, increasing the size of the offering (a "RULE 462(b) REGISTRATION STATEMENT"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "SECURITIES ACT"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act, each in the form heretofore delivered to the Representatives). No stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. Any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Securities Act, is called a "PRELIMINARY PROSPECTUS". The Initial Registration Statement and any Rule 462(b) Registration Statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time the Initial Registration Statement became effective, each as amended at the time the Initial Registration Statement became effective, are collectively called the "REGISTRATION STATEMENT". The prospectus relating to the Shares, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is called the "PROSPECTUS". Any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the information incorporated by reference therein, as updated or superseded as provided therein pursuant to the rules and regulations of the Commission relating to registration statements on Form S-3 and prospectuses as of the date of such Preliminary Prospectus or Prospectus, as the case may be. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be. Any reference to any amendment

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         to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement. Any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Shares in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing.

                  (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The representations and warranties in this Section 2(b) shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares.

                  (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The representations and warranties in this Section 2(c) shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares.

                  (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as set forth therein or contemplated thereby, there has not been any material change in the capital stock or long-term debt of the Company or any material adverse change, or any development reasonably likely to result in involving a material adverse change, in or affecting the business, financial condition, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole.

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                  (e)      The Company has been duly incorporated and is validly
         existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus.

                  (f) The Company has an authorized capitalization as set forth in the Prospectus. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

                  (g) The Designated Shares have been duly authorized. When the Designated Shares are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to Firm Shares, and in the case of any Optional Shares pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Optional Shares, such Designated Shares will be validly issued and fully paid and non-assessable. The Shares conform to the description thereof contained in the Registration Statement and the Designated Shares will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Shares.

                  (h) The issue and sale of the Shares and the compliance by the Company with the provisions of this Agreement, any Pricing Agreement and each Over-allotment Option, if any, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party that is material to the Company and its subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company. No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement or the Pricing Agreement or any Over-allotment Option with respect to the Designated Shares, except such as have been, or will have been prior to each Time of Delivery (as defined in Section 4 hereof), obtained under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

                  (i) Except set forth in or contemplated by the Prospectus, each of Horace Mann Lloyds, Horace Mann Property & Casualty Insurance Company, Horace Mann Insurance Company, Teachers Insurance Company, Horace Mann Life Insurance Company and Allegiance Life Insurance Company (collectively referred to as the "INSURANCE SUBSIDIARIES") is in compliance with the requirements of the insurance laws and regulations of its jurisdiction of incorporation and the insurance laws and regulations of the jurisdictions that are applicable to each such Insurance Subsidiary, and has filed all notices, reports, documents or other information required to be filed thereunder, except where the failure to so comply or file would not have, individually or in the aggregate, a material adverse effect on the Company and its subsidiaries taken as a whole.

                  (j) Except as set forth in or contemplated by the Prospectus, the Company and its Insurance Subsidiaries have made no changes in their insurance reserving practices since the

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         most recent financial statements included or incorporated in the
         Prospectus, except for changes that would not have, individually or in the aggregate, a material adverse effect on the Company and its subsidiaries taken as a whole.

                  (k) Except as set forth in or contemplated by the Prospectus, all material reinsurance treaties and arrangements to which any Insurance Subsidiary is a party are in full force and effect and no Insurance Subsidiary is in violation of or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except to the extent adequately and properly reserved for in the consolidated financial statements of the Company included or incorporated by reference in the Prospectus and for such violations or defaults that would not have, individually or in the aggregate, a material adverse effect on the Company and its subsidiaries taken as a whole.

         3. Upon the execution of the Pricing Agreement applicable to any Designated Shares and authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         The Company may specify in the Pricing Agreement applicable to any Designated Shares that the Company thereby grants to the Underwriters the right (an "OVER-ALLOTMENT OPTION") to purchase at their election up to the number of Optional Shares set forth in such Pricing Agreement, on the same terms as the Firm Shares, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

         The number of Optional Shares to be added to the number of Firm Shares to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Shares shall be, in each case, the number of Optional Shares that the Company has been advised by the Representatives have been attributed to such Underwriter; provided that, if the Company has not been so advised, the number of Optional Shares to be so added shall be, in each case, that proportion of Optional Shares which the number of Firm Shares to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Shares (rounded as the Representatives may determine to the nearest 100 shares). The total number of Designated Shares to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Shares set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Shares which the Underwriters elect to purchase.

         4. Certificates for the Firm Shares and the Optional Shares to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement and in such authorized denominations and registered in such names as the Representatives may request upon at least 48 hours prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal

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(same-day) funds to the account specified by the Company to the Representatives at least 48 hours in advance as specified in such Pricing Agreement: (i) with respect to the Firm Shares, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being called the "FIRST TIME OF DELIVERY"; and (ii) with respect to the Optional Shares, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Shares, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "SECOND TIME OF DELIVERY". Each such time and date for delivery is herein called a "TIME OF DELIVERY".

         5. The Company agrees with each of the Underwriters of any Designated Shares that:

                  (a)      The Company will:

                           (i) prepare the Prospectus as amended or supplemented in relation to the applicable Designated Shares in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Shares or, if applicable, such earlier time as may be required by Rule 424(b);

                           (ii) make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Shares and prior to any Time of Delivery for such Shares which shall be disapproved by the Representatives for such Shares promptly after reasonable notice thereof;

                           (iii) advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Shares and furnish the Representatives with copies thereof; and

                           (iv) promptly file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Shares, and during such period advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Shares, of the suspension of the qualification of such Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission to amend or supplement the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order.

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                  (b)      The Company, promptly from time to time, will take
         such action as the Representatives reasonably may request to qualify such Designated Shares for offering and sale under the securities laws of such jurisdictions as the Representatives reasonably may request and comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                  (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, the Company will deliver written and electronic copies of the Prospectus as amended or supplemented to the Underwriters in New York City, in such quantities as the Representatives reasonably may request. If the delivery of a prospectus is required at any time in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Company will notify the Representatives and upon their request will file such document and prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives from time to time reasonably may request of an amended Prospectus or a supplement to the Prospectus that will correct such statement or omission or effect such compliance.

                  (d) The Company will make generally available to its securityholders as soon as practicable, but in any event not later than 18 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

                  (e) During the period beginning from the date of the Pricing Agreement for such Designated Shares and continuing to and including the later of (i) the termination of trading restrictions for such Designated Shares, as notified to the Company by the Representatives and (ii) the last Time of Delivery for such Designated Shares, the Company will not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Designated Shares, including any securities that are convertible into or exchangeable for, or that represent the right to receive, Shares or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion of convertible or exchangeable securities outstanding as of, the date of the Pricing Agreement for such Designated Shares) without the prior written consent of the Representatives.

                  (f) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by

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         10:00 p.m., Washington, DC time, on the date of this Agreement, and at the time of filing the Company shall either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

         6. The Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky Memorandum; (iii) any filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (iv) the cost of preparing certificates for the Shares; (v) the cost and charges of any transfer agent or registrar or dividend disbursing agent; and (vi) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options that are not otherwise specifically provided for in this Section 6. It is understood, however, that, except as provided in this Section 6, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters of any Designated Shares under the Pricing Agreement relating to such Designated Shares shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Shares are, at and as of each Time of Delivery for such Designated Shares, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed and the following additional conditions:

                  (a) The Prospectus as amended or supplemented in relation to such Designated Shares shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof. If the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, DC time, on the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission. All requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction.

                  (b) Counsel for the Underwriters shall have furnished to the Representatives such written opinion or opinions, dated each Time of Delivery for such Designated Shares, with respect to the valid existence of the Company, the validity of the Designated Shares, the Registration Statement, the Prospectus and such other related matters as the Representatives

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         reasonably may request, and such counsel shall have received such documents and information as they reasonably may request to enable them to pass upon such matters.

                  (c) Counsel for the Company satisfactory to the Representatives shall have furnished to the Representatives their written opinion, dated each Time of Delivery for such Designated Shares, in form and substance satisfactory to the Representatives, to the effect that:

                           (i)      The Company is a validly existing
                  corporation in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented.

                           (ii)     The Company has an authorized capitalization

                  as set forth in the Prospectus as amended or supplemented. The Designated Shares being delivered at such Time of Delivery have been duly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued and fully paid and non-assessable. The Designated Shares conform to the description thereof in the Prospectus as amended or supplemented.

                           (iii) The Company has the corporate power and authority to execute and deliver the Underwriting Agreement, the Pricing Agreement.

                           (iv) The execution, delivery and performance of the Underwriting Agreement and the Pricing Agreement have been duly authorized by all necessary corporate action. The Underwriting Agreement and the Pricing Agreement have been duly executed and delivered by the Company.

                           (v) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company is required to be obtained by the Company for the issue and sale by the Company of the Designated Shares being delivered at such Time of Delivery, except such as have been obtained under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Shares by the Underwriters.

                           (vi) Insofar as the statements in the Prospectus under the captions "Description of Capital Stock" and "Underwriting" constitute a summary of the documents referred to therein, such statements fairly present in all material respects the information required to be disclosed under the Securities Act and the rules and regulations of the Commission relating to registration statements on Form S-3 and prospectuses.

                           (vii) The Registration Statement has become effective under the Securities Act.

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                  In addition, such counsel shall state that, although such
         counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, such counsel has no reason to believe: (a) that the Registration Statement, at the time it became effective (which, for purposes of such counsel's expression of belief, shall have the meaning set forth in Rule 158(c) under the Securities Act) or the Prospectus, as of its date or as of such Time of Delivery, were not appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; or (b)(i) that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) that the Prospectus, as of its date or as of such Time of Delivery, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In expressing its belief, such counsel may state that it expresses no belief as to the financial statements and related schedules, or the Statement of Eligibility on Form T-1, contained or incorporated by reference in the Registration Statement or the Prospectus. Such counsel also shall state that it does not know of any contract or other document of a character required to be described in the Registration Statement or Prospectus, or filed as an exhibit thereto, that is not described or filed as required.

                  (d) At each Time of Delivery for such Designated Shares, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated such Time of Delivery, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the Company's financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus.

                  (e) Except as set forth in or contemplated by the Registration Statement and the Prospectus, the Company shall not have sustained any loss or interference with its business from any calamity, labor dispute or court or governmental action, order or decree, and there shall not have been any change in the capital stock or long-term debt of the Company or any change, or any development reasonably likely to result in a change, in or affecting the business, financial condition, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, the effect of which in any such case is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Shares on the terms and in the manner contemplated in the Prospectus as amended relating to the Designated Shares.

                  (f) On or after the date of the Pricing Agreement relating to the Designated Shares: (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock or the Company's financial strength or claims paying ability by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock or the Company's financial strength or claims paying ability.

                  (g) On or after the date of the Pricing Agreement relating to the Designated Shares there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or
         (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Shares or Optional Shares or both on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Shares.

                  (h) The Shares at each Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange.

                  (i) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of the Pricing Agreement relating to such Designated Shares.

                  (j) The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Shares a certificate of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in Sections 7(a) and (e) and as to such other matters as the Representatives reasonably may request.

         8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Shares, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the

         Company by any Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares.

                  (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Shares, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c)      Promptly after receipt by an indemnified party under
         Section 8(a) or (b) of notice of the commencement of any action, such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under Section 8(a) or (b), shall notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under Section 8(a) or (b). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under Section 8(a) or (b) for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Without the written consent of the indemnified party, no indemnifying party shall effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or (b) in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Shares on the other from the offering of the Designated Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c), then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
         Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Shares in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations with respect to such Shares and not joint.

                  (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act. The obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

                  9. (a) If any Underwriter shall default in its obligation to purchase the Firm Shares or Optional Shares which it has agreed to purchase under the Pricing Agreement relating to such Shares, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Shares on the terms contained herein. If within 36 hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Shares or Optional Shares, as the case may be, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Shares, or the Company notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company shall have the right to postpone a Time of Delivery for such Shares for a period of not more than seven days, in order to effect whatever changes thereby may be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Shares.

                  (b) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in Section 9(a), the aggregate number of such Shares that remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Shares or Optional Shares, as the case may be, that such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Shares and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Shares or Optional Shares, as the case may be, that such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Shares or Optional Shares, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in Section 9(a), the aggregate number of Firm Shares or Optional Shares, as the case may be, that remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, as referred to in Section 9(b), or if the Company shall not exercise the right described in Section 9(b) to require non-defaulting Underwriters to purchase Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Shares or the Over-allotment Option relating to such Optional Shares, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in

         Section 6 hereof and the indemnity and contribution agreements in
         Section 8 hereof, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

         11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Firm Shares or Optional Shares covered by such Pricing Agreement except as provided in Sections 6 and 8 hereof; but, if for any other reason, Designated Shares are not delivered by or on behalf of the Company as provided herein, other than the occurrence of an event described in Section 7(g)(i), (iii), (iv) or (v), the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Shares, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Shares except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, the Representatives of the Underwriters of Designated Shares shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company as set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely by reason of such purchase.

         14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, DC is open for business.

         15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         17. The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.

                                                                         ANNEX I

                                PRICING AGREEMENT

[NAMES OF REPRESENTATIVE(S)]
  As Representatives of the several
  Underwriters named in Schedule I hereto, [c/o Book-Running Representative(s)]
         [Address]
         [City, State ZIP]

                                                            ______________, 20__

Ladies and Gentlemen:

         Horace Mann Educators Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated ____________, 20___ (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Shares specified in Schedule II hereto (the "Designated Shares" consisting of Firm Shares and any Optional Shares the Underwriters may elect to purchase. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Shares which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Shares pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Shares, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares, as provided below, the Company agrees to issue and sell to each of the

Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set forth in
Schedule II hereto that portion of the number of Optional Shares as to which such election shall have been exercised.

         The Company hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Shares set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

         If the foregoing is in accordance with your understanding, please sign and return to us ______ counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                               Very truly yours,

                                               Horace Mann Educators Corporation

                                               By: _________________________
                                                   Name:
                                                   Title:

Accepted as of the date hereof:

[Name of Book-Running Representative(s)]

[Name(s) of Co-Representative(s)]

By:     ____________________
        Name:
        Title:
                                       2

                                   SCHEDULE I

                                                              MAXIMUM NUMBER
                                                                OF OPTIONAL
                                             NUMBER OF         SHARES WHICH
                                            FIRM SHARES           MAY BE
UNDERWRITER                               TO BE PURCHASED        PURCHASED
-----------                               ---------------        ---------



                                          ---------------        ---------
Total...............................
                                          ===============        =========

                                   SCHEDULE II

TITLE OF DESIGNATED SHARES:

NUMBER OF DESIGNATED SHARES:

         Number of Firm Shares:

         Maximum Number of Optional Shares:

INITIAL OFFERING PRICE TO PUBLIC:

         [$________ per Share] [Formula]

PURCHASE PRICE BY UNDERWRITERS:

         [$________ per Share] [Formula]

COMMISSION PAYABLE TO UNDERWRITERS:

         [$________ per Share]

FORM OF DESIGNATED SHARES:

         Definitive form, to be made available for checking at least 24 hours prior to the Time of Delivery at the office of The Depository Trust Company or its designated custodian

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

         Federal (same-day) funds

DESCRIBE ANY BLACKOUT PROVISIONS WITH RESPECT TO THE DESIGNATED SHARES

TIME OF DELIVERY:

         _________ a.m. (New York City time), __________________, 20__

CLOSING LOCATION:

NAMES AND ADDRESSES OF REPRESENTATIVES:

         Designated Representatives:

         Address for Notices, etc.:

OTHER TERMS:

                                        2